                                                                     EXHIBIT 4.5
                                                                     -----------

- ----------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                            MADISON GAS AND
                                                                                               ELECTRIC COMPANY

- ----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM       SETTLEMENT DATE                    INTEREST RATE          DATE OF TRANSFER
                    (ORIGINAL ISSUE DATE)                  %

- ----------------------------------------------------------------------------------------------------------------------------------
TRADE DATE          AGENT'S COMMISSION                STATED MATURITY          INITIAL         TAXPAYER ID         PRICE 100%
                                                                               REDEMPTION      OR SOC SEC NO.      (UNLESS
                                                                               DATE            OF PURCHASER        OTHERWISE
                                                                                                                   INDICATED)

- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                   SECURED MEDIUM-TERM NOTE                                 TRUSTEE AND PAYING
REGISTERED OWNER                                      SERIES A (FIXED RATE)                                     AGENT M&I FIRST
                                                      CONFIRMATION                                              NATIONAL BANK

- ----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S          RETAIN FOR TAX       THE TIME OF THE TRANSACTION           PLEASE SIGN AND                  SEE REVERSE SIDE
COPY                PURPOSES             WILL BE FURNISHED UPON                RETURN ENCLOSED
                                         REQUEST OF THE CUSTOMER               RECEIPT

- ----------------------------------------------------------------------------------------------------------------------------------


REGISTERED                                                            REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INTEREST RATE:

ORIGINAL ISSUE DATE:               INTEREST PAYMENT DATES:

RECORD DATES:                      STATED MATURITY:

TOTAL AMOUNT OF OID:               INITIAL REDEMPTION DATE:

INITIAL ACCRUAL PERIOD OID:        REDEMPTION PERCENTAGE:

YIELD TO STATED MATURITY:          ANNUAL REDEMPTION PERCENTAGE:
 (for OID purposes):

     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above at the Stated Maturity specified above and to pay interest thereon on the Interest Payment Dates specified below in each year, at the Interest Rate per annum specified above (but not in excess off 25% per annum), from the most recent Interest Payment Date to which interest has been paid or duly made available for payment, unless no interest has been paid on this Note, in which case from and including the Original Issue Date specified above until payment of said principal sum has been made or duly made available for payment. Interest shall be payable semi-annually in arrears on each Interest Payment Date, which, unless specified otherwise above, shall be January 15 and July 15 of each year, and at Stated Maturity or, if applicable, upon redemption. Each payment of interest payable at Stated Maturity or, if applicable, upon redemption shall include interest accrued to, but excluding the date of Stated Maturity or, if applicable, the date of redemption. The interest so payable and punctually paid or duly made available for payment shall be paid to the person in whose name this Note is registered at the close of business on the Record Date, which, unless specified otherwise above, shall be the January 1 and July 1 (whether or not a Business Day, as defined on the reverse hereof) next preceding the January 15 and July 15 Interest Payment Dates, provided, however, that interest payable
                                       --------  -------
at Stated Maturity, or, if applicable, upon redemption shall be payable to the person to whom the principal hereof shall be payable. The first payment of interest on this Note, if the Original Issue Date is between a Record Date and an Interest Payment Date or on an Interest Payment Date, shall be made on the Interest Payment Date following the next succeeding Record Date to the person in whose name this Note is registered on such Record Date. If the Company shall not punctually pay or provide payment for interest payable on any Interest Payment Date, such Defaulted Interest shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such Defaulted Interest established by notice to the registered Holders of Notes not less than 15 days preceding such special record date.

     Payment of principal and premium, if any, and interest payable at Stated Maturity, or upon redemption, if applicable, on this Note shall be made at the Corporate Trust Office of the Trustee in West Bend, Wisconsin, in each case in immediately available funds and provided that this Note is presented in time for the Paying Agent or the Company, if applicable, to make such payment in such funds in accordance with its normal procedures. Payment of interest shall be made by check mailed to the registered address of the person entitled thereto, unless such person and the Company have agreed that such payment will be made by wire transfer in immediately available funds. Interest on the Notes shall be calculated on the basis of a 360-day year composed of twelve 30-day months.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the Certificate of Authentication hereon has been manually executed by the Trustee under the Indenture referred to on the reverse hereof, the Holder of this Note shall not be entitled to any benefit under the Indenture nor shall this Note be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile.

Dated:

     TRUSTEE'S CERTIFICATE OF          MADISON GAS AND ELECTRIC
     AUTHENTICATION                    COMPANY


This is one of the Securities          By:
of the series designated herein                                   Vice President
referred to in the within-mentioned
Indenture                              Attest:
                                                                       Secretary

M&I FIRST NATIONAL BANK,               [Facsimile Corporate Seal]
as Trustee


By:

    Authorized signature

                        MADISON GAS AND ELECTRIC COMPANY
                       Secured Medium-Term Note, Series A
                                  (Fixed Rate)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes") issued or to be issued under an indenture dated as of March 1, 1994 (herein called the "Indenture"), between the Company and M&I First National Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof. The Notes will not be subject to any sinking fund or analogous provision. This Note, together with any other Notes heretofore, concurrently or hereafter issued by the Company in accordance with the Indenture, shall be equally and ratably secured by and entitled to the benefits of the Company's First Mortgage Bonds, 2029 Series, delivered and pledged to the Trustee pursuant to the Indenture and the First Mortgage (as defined therein).

     In case an Event of Default, as defined in the Indenture, relating to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the provisions contained in the Indenture. The Indenture provides that in certain events such declaration as it affects the Notes and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures which, if they pertain specifically to the Notes, may add any provisions to or change in any manner or eliminate any of the provisions of the Indenture relating to the Notes or of any supplemental indenture relating to the Notes or modify in any manner the rights of the Holders of the Notes; provided, however
                                                             --------  -------
that no such supplemental indenture shall (i) extend the Stated Maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of an OID Note that would be due and payable upon a declaration of acceleration of Stated Maturity thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid majority in aggregate principal amount of Notes, the consent of the Holders of which is required for any such supplemental indenture relating to the Notes, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that, prior to the declaration of maturity of the Notes upon the occurrence of an Event of Default relating to the Notes, the Holders of a majority in aggregate principal amount at Stated Maturity of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default under the Indenture relating to the Notes and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Notes. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the registration of transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes.

     The Company may terminate all of its obligations under the Notes and, with certain limited exceptions described in the Indenture, under the Indenture, by
(i) irrevocably depositing in trust with the Trustee money or Government Obligations (or any combination thereof) sufficient to pay principal of, premium, if any, and interest on the Notes at Stated Maturity or on any date fixed for redemption, as the case may be, and (ii) complying with certain other conditions specified in the Indenture. Alternatively, the Company may, upon the making of such deposit and the satisfaction of certain conditions specified in the Indenture, omit to comply with certain of its covenants in the Indenture, and such omission shall not be an Event of Default with respect to the Notes.

     The Notes are issuable in registered form without coupons in denominations (unless otherwise specified on the face hereof) of $1,000 and any integral multiple of $1,000 in excess thereof. This Note may be exchanged by the Holder hereof for an equal aggregate principal amount of Notes of other authorized denominations at the Corporate Trust Office of the Trustee in West Bend, Wisconsin.

     This Note is transferable and the registration of the transfer hereof may be effected by the registered Holder or by his attorney duly authorized in writing upon due presentment for registration of transfer at the Corporate Trust Office of the Trustee in West Bend, Wisconsin, without charge except for any tax or other governmental charge imposed in relation thereto. Upon such registration of transfer a new Note or Notes, of authorized denominations, for a like aggregate principal amount at Stated Maturity, will be issued to the transferee in exchange therefor.

     Prior to due presentation for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or writing hereon by any person), for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director or employee as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note is not subject to redemption by the Company prior to the date specified on the face hereof. If no such date is specified, this Note is not subject to redemption prior to Stated Maturity. If such date is specified, this
Note is redeemable at the option of the Company, on or after such date, in whole or in part in increments of principal amount of $1,000 (provided that any remaining principal amount of this Note shall be at least the minimum denomination specified herein), at the redemption price set forth on the face hereof, together with interest thereon payable to the date of redemption, on notice given not less than 30 nor more than 60 days prior to such redemption date, all as provided in the Indenture. If no such redemption price is specified, the redemption price shall be 100% of the principal amount to be redeemed. In the event of a redemption of this Note in part only, a new Note or Notes in authorized denominations and in principal amount equal to the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times and at the rate herein prescribed.

     Any payment of principal, premium, if any, or interest required to be made on an Interest Payment Date or at Stated Maturity, or upon redemption, if applicable, on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made, as the case may be, on the Interest Payment Date, at Stated Maturity, or the date of redemption, and no interest shall accrue for the period from and after such Interest Payment Date, Stated Maturity, or date of redemption. "Business Day" means any day other than a Saturday or a Sunday that is not a day on which banking institutions in West Bend, Wisconsin, or in New York, New York, are authorized or obligated by law or executive order to be closed.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of Wisconsin.

                                 --------------

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -as tenants in common
     TEN ENT   -as tenants by the entireties
     JT TEN    -as joint tenants with right of
                survivorship and not as tenants
                in common

                         UNIF GIFT MIN ACT- _____Custodian_______
                                            (Cust)        (Minor)
                                Under Uniform Gifts to Minors Act

                                ---------------------------------
                                               (State)

                   Additional abbreviations may also be used
                         though not in the above list.


                                  ------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


Please Insert Social Security
or Other Identifying Number
of Assignee
- -------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------
     Please print or typewrite name and address including
                   postal zip code of assignee

- --------------------------------------------------------------------------------
the within Note of MADISON GAS AND ELECTRIC COMPANY and all rights thereunder and hereby does irrevocably constitute and appoint

                                                         Attorney
- --------------------------------------------------------
to transfer said Note on the books of the within Company, with full power of substitution in the premises.


Dated:
      -----------------------

                                    Signature
                                             ---------------------

                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement, or any change whatever.

- ----------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                            MADISON GAS AND
                                                                                               ELECTRIC COMPANY

- ----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM       SETTLEMENT DATE                    INTEREST RATE          DATE OF TRANSFER
                    (ORIGINAL ISSUE DATE)                  %

- ----------------------------------------------------------------------------------------------------------------------------------
TRADE DATE          AGENT'S COMMISSION                STATED MATURITY          INITIAL         TAXPAYER ID         PRICE 100%
                                                                               REDEMPTION      OR SOC SEC NO.      (UNLESS
                                                                               DATE            OF PURCHASER        OTHERWISE
                                                                                                                   INDICATED)

- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                   SECURED MEDIUM-TERM NOTE                                 TRUSTEE AND PAYING
REGISTERED OWNER                                      SERIES A (FIXED RATE)                                     AGENT M&I FIRST
                                                      CONFIRMATION                                              NATIONAL BANK

- ----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S          RETAIN FOR TAX       THE TIME OF THE TRANSACTION           PLEASE SIGN AND                  SEE REVERSE SIDE
COPY                PURPOSES             WILL BE FURNISHED UPON                RETURN ENCLOSED
                                         REQUEST OF THE CUSTOMER               RECEIPT

- ----------------------------------------------------------------------------------------------------------------------------------


REGISTERED                                                            REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INTEREST RATE:

ORIGINAL ISSUE DATE:               INTEREST PAYMENT DATES:

RECORD DATES:                      STATED MATURITY:

TOTAL AMOUNT OF OID:               INITIAL REDEMPTION DATE:

INITIAL ACCRUAL PERIOD OID:        REDEMPTION PERCENTAGE:

YIELD TO STATED MATURITY:          ANNUAL REDEMPTION PERCENTAGE:
 (for OID purposes):


     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above.

Dated:
RECEIPT
NOT NEGOTIABLE

- ----------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                            MADISON GAS AND
                                                                                               ELECTRIC COMPANY

- ----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM       SETTLEMENT DATE                    INTEREST RATE          DATE OF TRANSFER
                    (ORIGINAL ISSUE DATE)                  %

- ----------------------------------------------------------------------------------------------------------------------------------
TRADE DATE          AGENT'S COMMISSION                STATED MATURITY          INITIAL         TAXPAYER ID         PRICE 100%
                                                                               REDEMPTION      OR SOC SEC NO.      (UNLESS
                                                                               DATE            OF PURCHASER        OTHERWISE
                                                                                                                   INDICATED)

- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                   SECURED MEDIUM-TERM NOTE                                 TRUSTEE AND PAYING
REGISTERED OWNER                                      SERIES A (FIXED RATE)                                     AGENT M&I FIRST
                                                      CONFIRMATION                                              NATIONAL BANK

- ----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S          RETAIN FOR TAX       THE TIME OF THE TRANSACTION           PLEASE SIGN AND                  SEE REVERSE SIDE
COPY                PURPOSES             WILL BE FURNISHED UPON                RETURN ENCLOSED
                                         REQUEST OF THE CUSTOMER               RECEIPT

- ----------------------------------------------------------------------------------------------------------------------------------


REGISTERED                                                            REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INTEREST RATE:

ORIGINAL ISSUE DATE:               INTEREST PAYMENT DATES:

RECORD DATES:                      STATED MATURITY:

TOTAL AMOUNT OF OID:               INITIAL REDEMPTION DATE:

INITIAL ACCRUAL PERIOD OID:        REDEMPTION PERCENTAGE:

YIELD TO STATED MATURITY:          ANNUAL REDEMPTION PERCENTAGE:
 (for OID purposes):


     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above.

Dated:
RECEIPT
NOT NEGOTIABLE

- ----------------------------------------------------------------------------------------------------------------------------------
CUSIP NUMBER                                           AGENT'S NAME                            MADISON GAS AND
                                                                                               ELECTRIC COMPANY

- ----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL SUM       SETTLEMENT DATE                    INTEREST RATE          DATE OF TRANSFER
                    (ORIGINAL ISSUE DATE)                  %

- ----------------------------------------------------------------------------------------------------------------------------------
TRADE DATE          AGENT'S COMMISSION                STATED MATURITY          INITIAL         TAXPAYER ID         PRICE 100%
                                                                               REDEMPTION      OR SOC SEC NO.      (UNLESS
                                                                               DATE            OF PURCHASER        OTHERWISE
                                                                                                                   INDICATED)

- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                   SECURED MEDIUM-TERM NOTE                                 TRUSTEE AND PAYING
REGISTERED OWNER                                      SERIES A (FIXED RATE)                                     AGENT M&I FIRST
                                                      CONFIRMATION                                              NATIONAL BANK

- ----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER'S          RETAIN FOR TAX       THE TIME OF THE TRANSACTION           PLEASE SIGN AND                  SEE REVERSE SIDE
COPY                PURPOSES             WILL BE FURNISHED UPON                RETURN ENCLOSED
                                         REQUEST OF THE CUSTOMER               RECEIPT

- ----------------------------------------------------------------------------------------------------------------------------------


REGISTERED                                                            REGISTERED
NO. ____

                        MADISON GAS AND ELECTRIC COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)

     If this security is issued with original issue discount ("OID"), the "Total Amount of OID", "Yield to Stated Maturity" and "Initial Accrual Period OID" (computed under the approximate method) will be as set forth below for United States federal income tax purposes.


PRINCIPAL SUM:                     INTEREST RATE:

ORIGINAL ISSUE DATE:               INTEREST PAYMENT DATES:

RECORD DATES:                      STATED MATURITY:

TOTAL AMOUNT OF OID:               INITIAL REDEMPTION DATE:

INITIAL ACCRUAL PERIOD OID:        REDEMPTION PERCENTAGE:

YIELD TO STATED MATURITY:          ANNUAL REDEMPTION PERCENTAGE:
 (for OID purposes):


     If applicable as described above, the redemption price shall initially be the Redemption Percentage of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the annual Redemption Percentage of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

     MADISON GAS AND ELECTRIC COMPANY, a Wisconsin corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the Principal Sum stated above.

Dated:
RECEIPT
NOT NEGOTIABLE